Exhibit 99.1

White Mountains Insurance Group, Ltd. April 2007

Forward-Looking Statements Certain information and statements included in this presentation are not historical facts but are forward-looking statements. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important risks and uncertainties which, among others, could cause our actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited to: (i) claims arising out of catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks; (ii) the continued availability of capital and financing; (iii) general economic, market or business conditions; (iv) business opportunities (or lack thereof) that may be presented to us and pursued; (v) competitive forces, including the conduct of other insurers and reinsurers; (vi) changes in domestic or foreign laws or regulations applicable to us, our competitors or our clients; (vii) an economic downturn or other economic conditions adversely affecting our financial position; (viii) loss reserves established subsequently proving to have been inadequate; and (ix) other factors, most of which are beyond our control. Non-GAAP Financial Measures Within this presentation, there are six non-GAAP financial measures denoted by an asterisk (*): Adjusted comprehensive net income is a non-GAAP measure that excludes the change in net unrealized gains from Symetra’s fixed maturity portfolio from comprehensive net income. GAAP requires these assets to be marked-to-market, which results in gains during periods when interest rates fall and losses in periods when interest rates rise. Because the liabilities related to the life insurance and structured settlement products that these assets support are not marked-to-market, it is likely that the economic impact on Symetra would be the opposite of that shown under GAAP (i.e., in general, Symetra’s intrinsic value increases when interest rates rise and decreases when interest rates fall). Fully converted tangible book value per share is a non-GAAP measure which is derived by expanding the GAAP book value per share calculation to include the effects of assumed conversion of all convertible securities and to exclude any unamortized goodwill and net unrealized gains from Symetra’s fixed maturity portfolio. Adjusted common equity and total tangible capital are non-GAAP measures that exclude the net unrealized gains from Symetra’s fixed maturity portfolio and any unamortized goodwill from GAAP shareholders’ equity. Pretax total return on investments is a non-GAAP measure that includes the performance of OneBeacon’s internally-managed pension plan investments not consolidated under GAAP, includes WTM’s investment in Symetra which is recorded as an investment in unconsolidated insurance affiliates, excludes the performance of investments held by certain entities consolidated under FIN 46 and excludes the earnings on funds held under reinsurance treaties. GAAP combined ratio requires certain acquisition expenses be deferred and amortized over the term of the policy written. Economic combined ratio instead amortizes such expenses over the term of the policy written and its expected renewals. In addition, economic combined ratio offsets acquisition expenses with revenue Esurance receives when referring business it cannot underwrite.

2006 Overview 21% growth in fully converted tangible bvps, incl. div 102% combined ratio at WMRe 84% on accident year basis 9.1% pretax total return* on investment portfolio IPO of OneBeacon; sold 28% 96% combined ratio at OneBeacon $600 million of NPW at Esurance 70+% growth in each of last 3 years 97% economic combined ratio* Two new businesses with strong teams: White Mountains Life Re Galileo Weather Risk Management

Our Track Record White Mountains Returns From IPO in 1985 Market Value Per Share: 17% annualized, including dividends Fully Converted TBV Per Share: * 17% annualized, including dividends Spin-off of White River Corporation As of March 30, 2007 (1) $566 $406 $22 $26 (2) $0 $100 $200 $300 $400 $500 $600 $700 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 1Q07 Market Value Per Share Fully Converted Tangible Book Value Per Share*

OneBeacon ($2.0 billion of capital) Specialty Regional Reciprocals Esurance ($0.3 billion of capital, two-thirds of which is in WMRe) Online personal auto Referral fees Galileo Weather WMRe ($2.6 billion of capital, including the deferred tax on safety reserve) Folksamerica Sirius International White Mountains U/W WM Life Re Japanese Var. Annuities Consolidated Portfolio $10 billion Third-Party Assets $22 billion Businesses Insurance Investments Reinsurance

The WTM Advantage Bermuda/Non-U.S. Holding Companies Capital Flexibility Tax Efficiency Non U.S. operations Talented Management Team with Broad Skill Set Merchant Banking Due Diligence, Deal Structuring, Company Restructuring Operating Skills: turnaround, ongoing, start-up Investment Management Tax & Capital Management

The WTM Advantage: OneBeacon Acquired from offshore for $2.1 billion in 2001 CR% from 120% in 2000 to 96% now Small runoff with A&E cover Transformation to specialty company Dividends/share buybacks of $1.8 billion, 2001-2006 Freed-up capital invested in reinsurance business post 9/11 23% U.S. tax rate IPO’d at $2.5B (=1.5x BV), fully distributed (tax free) 20% IRR since acquisition Opportunities: Grow specialty businesses Lower expenses

White Mountains Re Global reinsurer $1.6 billion of annual gross written premiums $2.6 billion of capital including the deferred tax on safety reserve White Mountains Re [Bermuda] formed 1980; 100% owned since 1998 $1.0 billion in GWP during 2006 capital of $1.2 billion formed 1945; acquired 2004 $600 million in GWP during 2006 capital of $1.4 billion including deferred tax on safety reserve WMRUS - Bermuda Folks Re Solutions – U.S. Folksamerica Other Businesses Sirius International [U.S.] [Sweden] [Bermuda & U.S.]

The WTM Advantage: WMRe Diversified book – geographically and by LOB Bermuda platform U.S. regional & specialty markets European business Fee-based sidecars Reduced cat exposures Strong financial position Allan Waters & Chuck Chokel Opportunities: Leverage Bermuda platform, better integration, better ratings

The WTM Advantage: Esurance Acquired in 2000 Premiums grew 70+% in each of last 3 years Expect to write > $900 million in premiums in 2007 Economic combined ratio* under 100% since 2004 $300 acquisition cost per policy (pre-tax) Target operating expense ratio to be competitive with GEICO’s Lower capital charges inside WMRe quota share Opportunity: Strong growth in economic value

The WTM Advantage: Esurance GAAP Combined Ratio Economic Combined Ratio* 120% 102% 109% 108% Loss + LAE Other Underwriting Acquisition Loss + LAE Other Underwriting Acquisition 113% 95% 95% 97% 149% 169% 90% 81% 69% 67% 73% 52% 20% 16% 12% 9% 27% 19% 17% 30% 26% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 2002 2003 2004 2005 2006 81% 69% 67% 73% 50% 18% 13% 12% 9% 9% 14% 13% 16% 15% 90% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 2002 2003 2004 2005 2006

The WTM Advantage: New Businesses Galileo Weather Risk Management Tailored risk management products related to weather Bermuda based with offices in New York, London 100 contracts since inception WM Life Re Reinsures variable annuities outside U.S. Bermuda based with offices in New York, Hartford Large reinsurance treaty of in-force business from a leading direct writer of variable annuities in Japan

Consolidated Financial Highlights 2.3% 95% 118% 98% 2% $343 $68 2005 11.4% 149% 102% 107% 15% $259 $950 2002 9.1% 7.3% 8.4% Investments – pretax total return* 97% 95% 113% Esurance – economic combined ratio* 104% 99% 18% $343 $539 2004 96% 98% 13% $291 $360 2003 $406 fully converted TBV per share* $734 adjusted comprehensive net income* (1)(2) 21% growth in FCTBV per share, incl. div. 96% OneBeacon – GAAP combined ratio 102% WMRe – GAAP combined ratio 2006 ($ millions, except per share values) (1) 2002 includes recognition of $660 million of net deferred credits primarily from the 2001 acquisition of OneBeacon (2) 2004, 2005 and 2006 exclude changes in unrealized gains from Symetra’s fixed income portfolio

Consolidated Capitalization 491 0 0 0 0 minority interest – OneBeacon 21% 16% $ 4,798 3,785 234 $ 779 $19,418 2005 18% 16% 19% 22% debt to total tangible capital 18% 21% 24% 27% debt & pref. to tot. tangible cap (1)(2) $ 3,601 2,627 181 $ 793 $17,266 2002 $ 4,802 3,807 212 $ 783 $19,015 2004 $ 3,896 2,958 195 $ 743 $15,882 2003 0 preferred stock (1) $19,443 total assets $ 1,107 total debt total debt 4,426 adjusted common equity* (2) $ 6,024 total tangible capital* (1) 2006 ($ millions) 2006 excludes the preferred stock that was economically defeased in conjunction with the OneBeacon IPO 2002 assumes conversion of $219 million convertible preference shares

OneBeacon IPO - Benefits To White Mountains: Successful IPO – Sold 28% of outstanding shares for $690 million Provided additional capital in Bermuda to further support our other operations and strengthen our financial position and flexibility We maintain the lion’s share of the financial upside of OneBeacon Crowning achievement in the turnaround and reinvention of the old CGU purchased by WTM in 2001 To OneBeacon: Economically defeased the Berkshire and Zenith preferred stocks to right size OneBeacon’s financial leverage Retained an efficient Bermuda platform and provided OneBeacon direct access to the public capital markets Provides a public presence and public market valuation for OneBeacon

Capital Existing undeployed capital in Bermuda In conjunction with the OneBeacon IPO: Refinanced existing $400 million WTM/FAC credit facility into: $500 million WTM/WMRe credit facility $75 million FAC credit facility Defeased the Berkshire and Zenith preferred stock Recently issued $400 senior notes at WMRe – proceeds used to repay existing borrowing on credit facility

Consolidated Float $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 2000 2001 2002 2003 2004 2005 2006 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 float multiple of tangible capital

Symetra formerly Safeco Life & Investments acquisition closed on August 2, 2004 WTM & BRK each with 24% fully converted ownership 14% annualized growth in book value per share since closing Paid $100 million special dividend in 2006 $136.10 $1,449 $20,115 12/31/06 Before Div 12/31/06 Post Div 12/31/05 8/02/04 ($ millions, except per share values) $126.71 $119.90 $100.00 book value per share $1,349 $1,065 adjusted common equity* $20,115 $21,947 total assets $20,980 $1,276

Consolidated Investments Investments – Pretax Total Return * 6.3% 4.3% 10.9% 7.3% 13.3% 23.2% 18.4% 1.0% 5.1% 2004 4.5% 2.4% 4.9% 2.3% 13.8% 0.9% 8.3% 2.6% 0.6% 2005 3.5% 4.3% 15.8% 9.1% 16.7% 14.5% 20.1% 5.0% 6.5% 2006 6.4% 5.0% 6.2% 7.6% 13.6% 17.6% 22.0% 2.3% 5.9% Cumulative Annualized 1.6% 16.5% 10-yr. T + 150 bps 4.1% 10.3% Lehman Agg. 28.7% -22.1% S&P 500 8.4% 11.0% Total 21.9% 3.2% pension assets 22.3% 29.1% other investments 32.2% 32.7% common stock 1.0% 2.0% s/t investments 5.7% 11.6% fixed income 2003 2002

What to Expect growth in tangible book value per share commitment to our operating principles underwriting comes first maintain a disciplined balance sheet invest for total return think like owners prudent capital deployment and active capital management opportunistic approach to the business

Wise Words Benjamin Graham “In the short run the market is a voting machine; in the long run it is a weighing machine.”